APPENDIX A

RULE 18f-3 MULTI-CLASS PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Multi Class Funds and Share Classes*	Maximum Initial Sales Charge	Maximum CDSC±	Maximum 12b-1 Fee**	Maximum Shareholder Servicing Fee
Absolute Return Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 None 0.25 None
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	2.00 None None None None	None 1.50 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Alternative Strategies Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	3.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
California Municipal Money Market Fund Class A Administrator Class Institutional Class1 Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
California Tax-Free Fund Class A Class B Class C Administrator Class Institutional Class	4.50 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Capital Growth Fund Class A Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	5.75 None None None None None None	None 1.00 None None None None None	None 0.75 None None None None None	0.25 0.25 0.25 None 0.25 0.10 None
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
Colorado Tax-Free Fund Class A Class C Administrator Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 None 0.25 None 0.25
Conservative Income Fund Institutional Class	None	None	None	None
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	4.50 None None None None None None None None	None 5.00 1.00 None None None None None None	None 0.75 0.75 0.25 None None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 None 0.25
Core Plus Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 None 0.25 None
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 None None None None	0.25 0.25 None 0.25 None 0.25
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Diversified Equity Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Diversified International Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 None 0.25 None 0.25
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None	None 1.00 None None None None None	None 0.75 0.25 None None None None	0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 0.10 None 0.25
Dynamic Target Today Fund Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2015 Fund Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2020 Fund Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2025 Fund Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2030 Fund Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2035 Fund Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2040 Fund Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2045 Fund Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2050 Fund Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2055 Fund Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2060 Fund Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Emerging Markets Equity Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 None 0.25 None
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 None 0.25 None
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Enterprise Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 None 0.25 None 0.25
Global Long/Short Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	None None None None None None	None None None None None None	None None None None None 0.35	0.25 0.10 None None 0.25 0.25
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 None None None None	0.25 0.25 None 0.25 None 0.25
Growth Balanced Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
High Income Fund2 Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
High Yield Bond Fund Class A Class B Class C Administrator Class Institutional Class	4.50 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Index Asset Allocation Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Index Fund Class A Class B Class C Administrator Class Investor Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.10 0.25
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
International Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	4.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 None 0.25 None
International Equity Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 0.25 None None None	0.25 0.25 0.25 0.25 None 0.25 None
International Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 None
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None	None 1.00 None None None None None	None 0.75 0.25 None None None None	0.25 0.25 0.25 None 0.25 None 0.25
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None None	None 1.00 None None None None None None	None 0.75 0.25 None None None None None	0.25 0.25 0.25 0.10 None 0.25 None 0.25
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Minnesota Tax-Free Fund Class A Class C Administrator Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
Moderate Balanced Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Money Market Fund Class A Class B Class C Daily Class Investor Class Premier Class3 Service Class	None None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 0.25 None None None	0.25 0.25 0.25 0.25 0.25 None 0.25
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	None None None	None None None	None None None	0.10 None 0.25
Municipal Money Market Fund Class A Institutional Class4 Investor Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 None 0.25 0.25 0.25
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class5 Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
North Carolina Tax-Free Fund Class A Class C Institutional Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 None
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 None None None None None	0.25 0.25 0.25 0.10 None 0.25 None 0.25
Real Return Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	3.00 None None None None None	None 3.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 None 0.25 None\
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	3.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None 0.25
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Small Cap Core Fund6 Class A Class C Class R6 Administrator Class Institutional Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 None 0.25 None
Small Cap Opportunities Fund Administrator Class Institutional Class	None None	None None	None None	0.25 None
Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 None 0.25 None 0.25
Small Company Growth Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 None 0.25 None
Small Company Value Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Small/Mid Cap Value Fund7 Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 0.25
Special Mid Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None	None 1.00 None None None None None	None 0.75 0.25 None None None None	0.25 0.25 0.25 None 0.25 None 0.25
Special Small Cap Value Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 0.25 None None None	0.25 0.25 0.25 0.25 None 0.25 None
Strategic Income Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	4.50 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Utility and Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Wisconsin Tax-Free Fund Class A Class C Investor Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25

1On November 18, 2015, the Board of Wells Fargo Funds Trust approved the Institutional Class name change of the California Municipal Money Market Fund to the Premier Class, effective April 1, 2016.

2On February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the High Income Fund into the High Yield Bond Fund.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016.

3On November 18, 2015, the Board of Wells Fargo Funds Trust approved the addition of the Premier Class to the Money Market Fund, effective April 1, 2016.

4On November 18, 2015, the Board of Wells Fargo Funds Trust approved the Institutional Class name change of the Municipal Money Market Fund to the Premier Class, effective April 1, 2016.

5On November 18, 2015, the Board of Wells Fargo Funds Trust approved the Institutional Class name change of the National Tax-Free Money Market Fund to the Premier Class, effective April 1, 2016.

6On November 18, 2015, the Board of Wells Fargo Funds Trust approved the establishment of the Wells Fargo Small Cap Core Fund and the reorganization of the Golden Small Cap Core Fund (“Golden Small Cap Fund”) into the Wells Fargo Small Cap Core Fund.  Subject to approval by the Board of Forum Funds and shareholders of the Golden Small Cap Fund (the “Small Cap Core Reorganization”), the Small Cap Core Reorganization will become effective in May 2016.

7February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Small/Mid Cap Value Fund into the Small Cap Value Fund.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016.

Appendix A amended:   February 18, 2016

* On May 20, 2015, the Board of Wells Fargo Funds Trust approved the conversion of Investor Class shares to Class A shares of each corresponding Fund.  The conversion would apply to all Funds and is expected to occur on or about October 23, 2015.

±  Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission (except for those Funds identified in the table as having Class A shares that are not subject to any CDSC).  Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

Class A shares for the, Intermediate Tax/AMT-Free Fund and Short-Term Municipal Bond Fund that are purchased at NAV in amounts of $1,000,000 will be assessed a 0.50% if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission.  Effective November 1, 2012, Class A shares for the Intermediate Tax/AMT-Free Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.  In addition,

Class A shares for the Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $500,000 will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.  Effective November 1, 2012, Class A shares for the Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.

        Class A shares for the Adjustable Rate Government Fund, California Limited-Term Tax-Free Fund, Short Duration Government Bond Fund and Short-Term Bond Fund that are purchased at NAV in amounts of $500,000   or more will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.

**On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund.  Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.